VGOF-P35 10/24

LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED OCTOBER 17, 2024

TO THE PROSPECTUS DATED AUGUST 1, 2024

OF EACH FUND LISTED ON SCHEDULE A (each, a “Fund” and collectively, the “Funds”)

Effective October 8, 2024, the following is added to the “More on fund management” section in the Prospectus for each Fund:

Manager of managers structure

The board of trustees has authorized the fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both affiliated and unaffiliated subadvisers, and enter into, amend and terminate subadvisory agreements with such subadvisers, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The fund will, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring. The Manager of Managers Structure provides the fund with greater flexibility and efficiency and alleviates the need for the fund to incur the expense and delays associated with obtaining shareholder approval of such subadvisory agreements.

The use of the Manager of Managers Structure with respect to the fund is subject to certain conditions that are set forth in SEC exemptive relief and no-action letter guidance issued by the SEC staff. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the fund’s board of trustees, to oversee subadvisers and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and oversight of the fund’s board of trustees: set the fund’s overall investment strategy; evaluate, select and recommend subadvisers to manage all or a portion of the fund’s assets; and implement procedures reasonably designed to ensure that each subadviser complies with the fund’s investment goal, policies and restrictions. Subject to review and oversight by the fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the fund’s assets among subadvisers and monitor and evaluate the subadvisers’ performance.

SCHEDULE A

Fund	Date of Prospectus

ClearBridge Dividend Strategy ESG ETF	August 1, 2024
Royce Quant Small-Cap Quality Value ETF	August 1, 2024

Please retain this supplement for future reference.

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